EXHIBIT 10.1
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made effective as of May 19, 2010 by and among Winston Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Pharmaceutical Financial Syndicate, LLC, a Delaware limited liability company (“PFS”), and each of Frost Gamma Investments Trust, Subbarao Uppaluri, Steven D. Rubin and Jane Hsiao (collectively, the “Frost Group Shareholders” and individually, a “Frost Group Shareholder”).
RECITALS
A. Simultaneous with the execution and delivery of this Agreement, PFS and the Frost Group Shareholders have entered into a Stock Purchase Agreement (the “SPA”) and Escrow Agreement (the “Escrow Agreement”) each dated as of May 19, 2010 pursuant to which PFS shall purchase from the Frost Group Shareholders an aggregate of 18,399,271 shares of the Company’s common stock (the “Covered Shares”) and warrants to purchase 8,958,975 shares of the Company’s common stock (the “Covered Warrants,” and together with the Covered Shares, the “Covered Securities”). For purposes of this Agreement, Covered Shares shall include any shares of the Company’s common stock acquired upon the exercise of any Covered Warrants and any shares of common stock issued in connection with a dividend, stock split, reclassification, recapitalization or other distribution with respect to, or in exchange for or in replacement of, any Covered Shares.
B. As partial consideration for the Covered Securities and pursuant to Section 1.2 of the SPA, PFS has executed non-recourse promissory notes in favor of the Frost Group Shareholders in the aggregate original principal amount of $10,263,500 (collectively, the “Notes”).
C. In order to secure satisfaction and payment of the obligations of PFS under the Notes, 92.857% of each of the Covered Shares and the Covered Warrants have been placed in Escrow and shall be subject to release in proportion to payment of principal payments under the Notes in accordance with the terms and conditions of the Escrow Agreement.
D. In order to facilitate the performance of the parties of their respective obligations under the SPA, the Escrow Agreement and the Notes, and in consideration of $25,000 in cash to be paid by PFS to the Company simultaneously with the purchase by PFS of the Covered Securities and the payment by PFS of the Company’s out-of-pocket expenses (including reasonably legal fees) in connection with this Agreement, the Company has agreed to grant certain registration rights with respect to the Covered Shares on the terms and conditions set forth herein.
Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the undersigned parties, the undersigned parties hereto agree as follows:
1. Piggyback Registrations.
(a) Right to Piggyback. From and after the effective date of this Agreement until such time as none of the Covered Securities remain subject to the provisions of the Escrow Agreement, whenever the Company proposes to register any class of its common stock for sale under the Securities Act of 1933, as amended, for its own account or for the account of any holder of its securities (a “Piggyback Registration”), the Company shall give prompt written notice to PFS and each of the Frost Group Shareholders of its intention to effect such a registration and will provide the Frost Group Shareholders and PFS the opportunity to include in such registration up to one-half of the class of Covered Shares subject to the Escrow Agreement at the time of such Piggyback Registration, subject to the provisions of paragraph (c) below. If PFS or any Frost Group Shareholder desires to include in any such registration statement all or part of the Covered Shares in accordance with the provisions of Section 3 of the Escrow Agreement, he shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing (the “Election Notice”); provided, however, that PFS shall not have the right to include any

Covered Shares in a registration statement unless the price at which the Covered Shares are being offered obtained is at least the Purchase Price per share as set forth in the SPA, subject to adjustment in the event of any stock splits or combinations, stock dividends or distributions, or similar transactions involving the Covered Shares. Such Election Notice shall state the number of Covered Shares which such Frost Group Shareholder or PFS requests to be included in such registration. If PFS or any Frost Group Shareholder decides not to include all or any part of his Covered Shares in any registration statement filed by the Company, he shall nevertheless continue to have the right to include any Covered Shares in any subsequent registration statement or registration statements as may be filed by the Company, all upon the terms and conditions set forth herein.
(b) Piggyback Expenses. The Company shall pay all Registration Expenses (as such term is defined in Section 3 hereof) in all Piggyback Registrations.
(c) Priority on Primary Registration. If a Piggyback Registration is an underwritten registration of securities for the account of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Covered Shares to be included in such registration, and (iii) third, the securities of other stockholders that are not Covered Shares requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of securities owned by each such holder.
(d) Priority on Secondary Registration. If a Piggyback Registration is an underwritten registration of securities for the account of holders of the Company’s securities, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within the price range of the offering, the Company shall include in such registration (i) first, the Covered Shares to be included in such registration, and (ii) second, the securities of other stockholders that are not Covered Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.
(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company.
2. Registration Procedures.
(a) In connection with any Piggyback Registration, the Company shall use all reasonable commercially reasonable efforts to effect the sale of such Covered Shares to be offered in accordance with the intended method of disposition thereof. The registration statement filed in connection therewith shall (i) be available for the sale of the Covered Shares in accordance with the intended method or methods of distribution described therein, and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be included therein or if permitted by the rules and forms of the SEC, incorporate such financial statements therein by reference. Before filing a registration statement or prospectus or any amendments or supplements thereto relating to a Piggyback Registration, the Company shall furnish to the parties to this Agreement copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of such parties.
Additionally, the Company shall, as expeditiously as possible:
(b) notify the parties hereto of the effectiveness of each registration statement filed with the SEC in which PFS or the Frost Group Shareholders may be entitled to participate pursuant to this Agreement and (i) prepare and file with the SEC such amendments to any registration statement as may be necessary to keep any such registration statement effective for a period of time necessary to effect the distribution of the securities contemplated by such registration statement; (ii) cause the prospectus to such registration statement to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the registration statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution described therein.
(c) use all commercially reasonable efforts to register or qualify such Covered Shares, and to keep such registration or qualification effective during the period such registration statement is to be kept effective, under such other securities or blue sky laws or such jurisdictions as any underwriter requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the disposition of the Covered Shares in such jurisdictions (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(c), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction).
(d) promptly notify each party to this Agreement (i) when any amendment or supplement to the prospectus relating to a registration statement relating to Covered Shares has been filed with the SEC, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement or any part thereof or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Covered Shares for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period the registration statement is effective as a result of which (A) such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Covered Shares, such registration statement or prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
(e) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions reasonably requested by any underwriter in order to expedite or facilitate the disposition of such Covered Shares (including effecting a stock split or a combination of shares);
(f) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Covered Shares included in such registration statement for sale in any jurisdiction, the Company shall use all commercially reasonable efforts promptly to obtain the withdrawal of such order; and
(g) use all commercially reasonable efforts to obtain all legal opinions, auditors consents and comfort letters and experts cooperation as may be required, including furnishing to each underwriter of Covered Shares on the date the registration statement with respect to such Covered Shares becomes effective, (i) an opinion, dated as of the such date, of counsel for the Company and (ii) a “cold comfort” letter, dated as of such date, signed by the independent public accountants of the Company, in each case in form and substance as is customarily given to underwriters in an underwritten public offering.
3. Registration Expenses.
Expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, expenses and fees of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accounts, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, and the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. PFS and the Frost Group Shareholders shall be responsible for their own individual expenses with respect to a Piggyback Registration, including without limitation legal, accounting, investment banking or other professional management or advisory fees related to any advisors or counsel engaged by PFS or any Frost Group Shareholder and any discount or underwriting fees or commissions attendant to the Covered Shares.
4. Participation Requirements. In connection with any Piggyback Registration, each of PFS, the Frost Group Shareholders, and their respective affiliates must (i) agree to the sale of Covered Shares in such registration on the basis provided in any underwriting arrangements approved by the Company, and (ii) complete and execute all questionnaires, powers of attorney, lock-up agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that neither PFS nor any Frost Group Shareholder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding title to and consent to sell the Covered Shares) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto. Additionally, if PFS or any of the Frost Group Shareholders disapproves of the terms of any such underwriting arrangements, it may elect to withdraw therefrom by written notice to the Company and the underwriters at least ten (10) business days prior to the date the registration statement with respect to the Covered Shares becomes effective.
5. Indemnification; Contribution.
(a) The Company agrees to indemnify, defend and hold harmless each Frost Group Shareholder and PPS (each such person being referred to as a “Holder” for purposes of this Section 5) and each person who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, a “Holder Indemnified Party”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Holder Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any registration statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of any Holder to the Company expressly for use therein, provided, however, that the Company shall not be required to provide any indemnify pursuant to this Section 5(a) in any such case insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with written information pertaining to a Holder furnished by or on behalf of such Holder to the Company expressly for use in, any registration statement or any prospectus.
(b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, its directors, officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Company Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Holder to the Company expressly for use in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any registration statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements in any prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, in connection with such information. In no event shall the liability of any selling Holder of Covered Shares hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Covered Shares pursuant to the registration statement giving rise to such indemnification obligation.
(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 5, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within 30 days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.
(d) If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under subsections (a) and (b) of this Section 5 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of the Covered Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.
(e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection 0 above. Notwithstanding the provisions of this Section 5, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Covered Shares sold by it were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Covered Shares they have sold pursuant to a registration statement, and not joint. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.
(f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, or the Company’s officers or directors or any person controlling the Company and (iii) the sale of any Covered Shares by any Holder.
6. General Provisions; Termination
(a) No Inconsistent Agreements. Without the written consent of the parties hereto, the Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or limits the rights granted to the holders of Covered Shares in this Agreement, including without limitation with respect to priority on cutback in an underwritten public offering as specified in Section 3.
(b) Adjustments Affecting Covered Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially adversely affect its ability to include the Covered Securities in a registration undertaken pursuant to this Agreement.
(c) Remedies. Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
(d) Amendment and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of all of the parties hereto.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Covered Shares are also for the benefit of, and enforceable by, any subsequent holder of Covered Shares.
(f) Severability. If any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under applicable law by the SEC or by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability without invalidating the remainder of this Agreement.
(g) Counterparts. This Agreement may be executed simultaneously in one or more counterparts (any one of which may be by facsimile), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.
(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
(i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(j) Jurisdiction; Service; Jury Waiver. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the courts of the State of New York, City of New York, Borough of Manhattan, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. THE PARTIES HERETO WAIVE A JURY TRIAL IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT.
(k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or one day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to PFS and each of the Frost Group Shareholders at the addresses set forth in Schedule A attached hereto, and to the Company at the address and to the attention of such person indicated below:
Winston Pharmaceuticals, Inc.
100 Fairway Drive
Suite 134
Vernon Hills, Illinois 60061
Attention: Joel E. Bernstein, M.D.
Facsimile: (847) 362-0794
With a copy to:
Seyfarth Shaw LLP
131 South Dearborn Street
Suite 2400
Chicago, IL 60603
Attention: Michel J. Feldman, Esq.
Facsimile: (312) 460-7613
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(l) Entire Agreement. This Agreement and the instruments referred to herein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
(m) Termination. The terms and conditions of this Agreement shall terminate on the earlier to occur of (i) the 6th year anniversary of the effective date of this Agreement, or (ii) the date that all Covered Shares have been released from escrow in accordance with the Escrow Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

WINSTON PHARMACEUTICALS, INC.
By:	/s/ David Starr
David Starr
Chief Financial Officer

PHARMACEUTICAL FINANCIAL SYNDICATE, LLC
By:	/s/ Joel E. Bernstein
Joel E. Bernstein, M.D.
Manager

FROST GAMMA INVESTMENTS TRUST
By:	/s/ Phillip Frost
Phillip Frost, M.D.
Trustee

/s/ Subbarao Uppaluri
Subbarao Uppaluri, Ph.D.

/s/ Steven D. Rubin
Steven D. Rubin

/s/ Jane Hsiao
Jane Hsiao, Ph.D.

[Signature page to the Registration Rights Agreement]

Schedule A
Frost Group Shareholders Notice Addresses
4400 Biscayne Boulevard, Miami, Florida 33137 for all of the Frost Group Shareholders